     AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON JUNE 24, 1997
                                                     REGISTRATION NO. 333-
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                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549
                               ----------------
                                   FORM S-1
                            REGISTRATION STATEMENT
                                     UNDER
                          THE SECURITIES ACT OF 1933
                               ----------------
                             LIFE FINANCIAL CORP.
  (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CERTIFICATE OF INCORPORATION)

                               ----------------

            DELAWARE                                   6035                        APPLIED FOR
  (STATE OR OTHER JURISDICTION      (PRIMARY STANDARD INDUSTRIAL CLASSIFICATION    (IRS EMPLOYER
OF INCORPORATION OR ORGANIZATION)                  CODE NUMBER)                 IDENTIFICATION NO.)

                                4115 TIGRIS WAY
                          RIVERSIDE, CALIFORNIA 92503
                                (800) 448-2265
  (ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER, INCLUDING AREA CODE, OF
                   REGISTRANT'S PRINCIPAL EXECUTIVE OFFICES)

                               ----------------

                                DANIEL L. PERL
                     PRESIDENT AND CHIEF EXECUTIVE OFFICER
                             LIFE FINANCIAL CORP.
                                4115 TIGRIS WAY
                          RIVERSIDE, CALIFORNIA 92503
                                (800) 448-2265
(NAME, ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER, INCLUDING AREA CODE,
                             OF AGENT FOR SERVICE)
                                  COPIES TO:
    JOSEPH G. PASSAIC, JR., ESQUIRE              ROGER M. COHEN, ESQUIRE
       MARY M. SJOQUIST, ESQUIRE                ETHAN D. FEFFER, ESQUIRE
       GEOFFREY W. RYAN, ESQUIRE             BROBECK PHLEGER & HARRISON LLP
      MULDOON, MURPHY & FAUCETTE            4675 MACARTHUR COURT, SUITE 1000
      5101 WISCONSIN AVENUE, N.W.            NEWPORT BEACH, CALIFORNIA 92660
        WASHINGTON, D.C. 20016                       (714) 752-7532
            (202) 362-0840
                               ----------------

  APPROXIMATE DATE OF COMMENCEMENT OF PROPOSED SALE TO THE PUBLIC: As soon as practicable after the effective date of this Registration Statement.
  If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, check the following box. [_]
  If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [X] 333-28035
  If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [_]
  If delivery of the prospectus is expected to be made pursuant to Rule 434, please check the following box. [_]
                        CALCULATION OF REGISTRATION FEE
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
                                                        PROPOSED
                                           PROPOSED     MAXIMUM
 TITLE OF EACH CLASS OF      AMOUNT        MAXIMUM     AGGREGATE
    SECURITIES TO BE         TO BE      OFFERING PRICE  OFFERING  REGISTRATION
       REGISTERED          REGISTERED    PER SHARE(1)   PRICE(1)      FEE
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
Common Stock $.01 par
 value.................  460,000 Shares     $12.00     $5,520,000    $1,673

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(1) Estimated solely for the purpose of calculating the registration fee pursuant to Rule 457(c).

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

  INCORPORATION BY REFERENCE OF REGISTRATION ON FORM S-1, FILE NO. 333-28035

  This Registration Statement on Form S-1 is being filed by Life Financial Corp. (the "Registrant") pursuant to Rule 462(b) promulgated under the Securities Act of 1933, as amended. The Registrant hereby incorporates by reference into this Registration Statement the contents of the Registrant's Registration Statement on Form S-1 (File No. 333-28035) declared effective on June 24, 1997 by the Securities and Exchange Commission (the "Commission") including each of the documents filed or deemed included by the Registrant with the Commission therein.

                                  SIGNATURES

  Pursuant to the requirements of the Securities Act of 1933, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Riverside, State of California, on June 24, 1997.

LIFE FINANCIAL CORP.

By  /s/ Daniel L. Perl
  -------------------------------------
    Daniel L. Perl
    President, Chief Executive Officer
    and Director

  Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

                      NAME                                TITLE                     DATE
                      ----                                -----                     ----
                                                President, Chief
                                                Executive Officer and
                                                Director (principal
 /s/ Daniel L. Perl                             executive officer)              June 24, 1997
-------------------------------------
Daniel L. Perl

                                                Executive Vice
                                                President--Chief
                                                Financial Officer,
                                                Treasurer and Secretary
                                                (principal financial and
 /s/ L. Bruce Mills, Jr.                        accounting officer)             June 24, 1997
-------------------------------------
L. Bruce Mills, Jr.


                                                Chairman of the
 /s/ Ronald G. Skipper                          Board of Directors              June 24, 1997
-------------------------------------
Ronald G. Skipper



 /s/ Richard C. Caldwell                        Director                        June 24, 1997
-------------------------------------
Richard C. Caldwell



 /s/ John D. Goddard                            Director                        June 24, 1997
-------------------------------------
John D. Goddard


 /s/ Milton E. Johnson                          Director                        June 24, 1997
-------------------------------------
Milton E. Johnson

                                 EXHIBIT INDEX

LIST OF EXHIBITS (FILED HEREWITH UNLESS OTHERWISE NOTED)

 EXHIBIT
   NO.                                DESCRIPTION
 -------                              -----------
  5.0    Opinion of Muldoon, Murphy & Faucette regarding legality of the securities to be registered
  5.1    Opinion of Morris, Nichols, Arsht & Tunnell regarding certain matters of Delaware law
 23.1    Consent of Grant Thornton LLP
 23.2    Consent of Price Waterhouse LLP
 23.3    Consent of Deloitte & Touche LLP
 23.4    Consent of Muldoon, Murphy & Faucette
 23.5    Consent of Morris, Nichols, Arsht & Tunnell